                                                               November 1, 1999

Dear Shareholder:

  The Zweig Total Return Fund's net asset value decreased 1.8% during the quarter ended September 30, 1999, including $0.21 per share in reinvested distributions.

  For the nine months ended September 30, 1999, the Fund's net asset value decreased 0.2%, including $0.63 per share in reinvested distributions. Maintaining our risk-averse policy, the Fund's average overall exposure during the period was 60%.


                             DISTRIBUTION DECLARED

  In accordance with our policy of distributing 10% of net assets per year, which equals 0.83% per month (10% divided by 12 months), the Fund announced a distribution of $0.06 per share payable on November 26, 1999 to shareholders of record on November 12, 1999. The amount of the distribution depends on the exact net asset value at the time of declaration. For the November distribution 0.83% of the Fund's net asset value was equivalent to $0.06 per share. Including this distribution, the Fund's payout since its inception is now $9.90 per share.


                       STOCK PRICE AND DISTRIBUTION RATE

  As managers of the Fund, we have no control over the fluctuations of our stock price. The stock price of any publicly traded stock is based on supply and demand for that particular stock. What we can influence, however, is the net asset value. The net asset value has protected capital, currently posting a return of 1.3% in a very difficult market. The Federal Reserve has raised rates several times causing yields of the 30-year Treasury bond--the long bond--to increase from 5.1% to a current level of 6.3% (an increase of over 23%). The duration of the bond component of the Fund, which is actively managed, is currently at 2.6 versus an industry average of 4.5. This reduced duration has partially insulated the Fund from the rising yields and the resulting decline in bond prices.

  The distribution policy of the Fund has never changed. The Fund still pays out 10% of its net assets on a monthly basis. The recent distribution rate of $0.06 per share was a result of a lower asset value and not a distribution policy change. The lower net asset value was a direct result of the weak fixed income market, which mainly suffered from the rate increases by the Federal Reserve and a still strong economy. Should the next asset value return to a range where 0.83% of the Fund's assets equals or exceeds $0.07 per share, the distribution will reflect the greater figure.


                                MARKET OUTLOOK

  Our bond exposure at the end of the third quarter was 24% compared with 27% at the close of the second quarter. If we were fully invested, we would be at 62.5% in bonds and 37.5% in stocks. Consequently, at 24% in bonds we are at about 38% of a full position (24%/62.5%).

  Bonds suffered during the third quarter through volatility associated with a tightening Federal Reserve, rising commodity prices and increasingly robust economic activity both at home and abroad. The Fed tightened on June 30 and then again at its next meeting on August 24. The cumulative rise of fifty basis points this summer has hurt bonds and bond market returns.

  Additionally, oil prices rose to over $22 per barrel and gold soared to a new three-year high of $325 per ounce. Both oil and gold prices had been very subdued until the past quarter. It is widely believed that increased economic activity across Asia and Europe is driving commodity prices higher, which is a negative for bonds.

  Our equity exposure at the end of the third quarter was 24% compared with 25% at the close of the second quarter. At this figure we are at about 64% of a full position (24%/37.5%).

  The Federal Reserve recently voted to leave interest rates unchanged but warned it was still concerned about the potential for inflation and might raise rates soon if the market did not cool off. I see this as a half-way step toward further tightening. To put the Fed action in perspective, I can tell you that after two consecutive initial hikes the Dow was down 2.1% three months later. Six months later it was up eight-tenths of a percent and a year later it was 2.4% higher. A third hike doesn't have much impact on the numbers but it certainly doesn't help.

  Of these cases--there were seventeen in all--sometimes the market did pretty well, sometimes it did terribly and sometimes it didn't do much at all. I'm sort of in the middle right now. But if the Fed keeps tightening, the odds for the stock market get worse.

  Some analysts have called this market a stealth bear market because a few big stocks have boosted the indexes that measure the market while most individual stocks showed declines. It is true that more than three quarters of the largest 6000 stocks are down in the last year and a half. Meanwhile the NASDAQ index, dominated by Microsoft, Dell, Intel, Cisco, and a few other technology companies, doubled by mid-October since it bottomed after the August massacre last year. These are the stocks that have done tremendously well, leading the market and boosting the averages. Hundreds, even thousands, of companies have seen their stocks do nothing or go down.

  In some instances, poor performance was justified by poor earnings but in many cases there just wasn't any reason to have excitement in the stocks. There were a number of former growth stocks like Coca-Cola and Gillette that have done terribly because their earnings have stopped growing. Microsoft and some of the other technology stocks have had great earnings. For these reasons there has been a big dichotomy in the market.

  Technology, which now accounts for 24% of the S&P 500, up from 13% at year-end '97 and just 7% in 1990, has been called the last bastion of the bull market and very well could be. Are we in the eighth or ninth inning of this bull market? We might be. We might even be in extra innings. The reason technology has gone up so much is that the world has really changed. The advent of the personal computer has increased productivity enormously. In the last five years--especially in the last year or two--we have seen the integration of the Internet into our lives. It is changing the way every business on the planet will operate from now on.

  It is not only that we are witnessing a huge technological advance--it is how rapidly it is coming to the fore. Changing everything in a dramatic way, it has created great opportunities for business and we have seen some fantastic earnings for some companies. Other companies have been pummeled. This is an industrial revolution that you do not see very often.

  The rotation from growth to value stocks noted earlier this year seems to have abated. Three months ago we saw a broadening of winning industrial stocks but the market is getting narrower. Some groups have come on again if you want to call oil drillers value stocks. Oil and energy prices have picked up. Overall, the market has become narrower because of the technology growth stocks. There just has not been a compelling reason for the other stocks to go up in line with the tech stocks. However, there is no way of knowing how long this situation will last.

  Concern has been voiced about the U.S. trade deficit which hit another record in July, swelling to $25.1 billion, reflecting a flood of imports from Japan, China, and Europe. Some investors worry that a weaker dollar, which would raise the price of imports, could bring about a recession. Well, I have tested the trade deficit way back and found nothing in particular that forecasts value for the market. As a matter of fact, some of the worst trade deficits have coincided with some decent markets. We have heard about fear of trade deficits on and off over the last couple of decades but I do not look at the current situation as a big deal.

  While the deficit itself is not a risk factor, the economic recovery in most of developing Asia and Europe could cause an inflationary danger. If demand increases and we continue to get a surge in commodity prices, it may actually be a negative for many markets and adversely impact the U.S. On the other hand, if these countries do better, it will help the earnings of U.S. multinational companies and even some domestic companies. So, it's a mixed bag. A world-wide recovery is good, higher earnings are good--but if they generate inflation and higher interest rates, there could be a problem.

  Although a Senate committee studying the Y2K problem said the year 2000 computer glitch is likely to trigger international supply-chain disruptions and may end eight years of U.S. economic growth, I do not consider this a realistic danger. If computers aren't working, they will be fixed. At worst it would be a temporary event like a flood or a hurricane and we will get through it quickly. I am not terribly concerned about Y2K in the U.S. It could be disruptive in some parts of the globe but even then it would be just a temporary bottleneck.

  As far as today's market it concerned, the major positive is that sentiment is getting more bearish. With investors more pessimistic, my sentiment indicators are fairly decent right now. The major negative has been the upsurge in interest rates. Rates have backed up about a percent and a half since last fall. Plus we've had the two Fed hikes that I mentioned previously.

  Inflation has risen somewhat. We have a price model that runs on a zero to ten scale. Ten would be best for the market because it would signify low prices. At this writing the model is reading just at two. That's not very good and that's what is causing our overall models to be less than satisfactory--and it explains our below normal investment posture.

  Once we get under 60% invested, it indicates I am some shade of bearish. Right now our stance could be called humdrum neutral. We are at the very bottom of the neutral range.


                             PORTFOLIO COMPOSITION

  In accordance with our investment policy guidelines, all of our bonds are U.S. Government obligations. As previously mentioned, the average duration of the bond portion of our portfolio (sensitivity to interest rates) was 2.6 years at the close of the quarter. This compared with 3.0 years on June 30. Since these bonds are liquid, they give us the flexibility to adjust swiftly to changing market conditions.

  Our leading industry sectors at the end of the quarter included technology, telecommunications, financial services, manufacturing, retail trade and services, and oil and oil services.

  In the above grouping, telecommunications showed good appreciation and we added to our positions in the oil segment. The financial, technology, and retail holdings declined primarily due to reductions in exposure and a difficult market. The same holds true for utilities and transportation, which were in our top groups on June 30.

  Some of our largest individual holdings include General Motors, Telephone & Data Systems, Tribune Co., Cisco, Knight-Ridder, CNF Transportation, EMC, UniCom, Tyco International, Lucent and General Electric.

  General Electric and Tribune Co., which publishes the Chicago Tribune and also owns television and radio stations, are new to our portfolio. We have added to our UniCom holdings and our positions have appreciated in Telephone & Data Systems, EMC, and Tyco.

  We have sold out our holdings in GPU and Burlington Northern, and we have reduced our positions in Whirlpool, Johnson Controls, Wal-Mart and PACCAR.

                Sincerely,
                /s/ Martin E. Zweig
                Martin E. Zweig, Ph.D.
                Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF NET ASSETS
                               September 30, 1999
                                  (Unaudited)

                                                            Number of
                                                             Shares     Value
                                                            --------- ----------
Common Stocks                                       23.49%
Aerospace & Defense                                  0.57%
 B.F. Goodrich & Co.......................................    75,800  $2,198,200
 Northrop Corp............................................    29,000   1,843,313
                                                                      ----------
                                                                       4,041,513
                                                                      ----------
Apparel Manufacturer                                 0.25%
 Liz Claiborne, Inc.......................................    58,000   1,798,000
                                                                      ----------
Automotive                                           0.75%
 Ford Motor Co............................................    39,200   1,967,350
 General Motors Corp......................................    53,300   3,354,569
                                                                      ----------
                                                                       5,321,919
                                                                      ----------
Biotechnology                                        0.40%
 Amgen, Inc...............................................    35,100   2,860,650
                                                                      ----------
Cable & Television                                   0.66%
 Comcast Corp.............................................    57,000   2,272,875
 Grupo Televisa S.A., ADR.................................    60,000   2,396,250
                                                                      ----------
                                                                       4,669,125
                                                                      ----------
Chemicals                                            0.22%
 Sherwin-Williams Co......................................    75,000   1,570,313
                                                                      ----------
Consumer Durables                                    0.51%
 Hasbro, Inc..............................................    61,500   1,318,406
 Whirlpool Corp...........................................    35,700   2,331,656
                                                                      ----------
                                                                       3,650,062
                                                                      ----------
Consumer Products                                    0.40%
 Procter & Gamble Co......................................    30,000   2,812,500
                                                                      ----------
Consumer Services                                    0.49%
 H & R Block, Inc.........................................    60,000   2,606,250
 Manpower Inc.............................................    29,900     870,837
                                                                      ----------
                                                                       3,477,087
Engineering & Construction                           0.35%
 Fluor Corp...............................................    61,400   2,471,350
                                                                      ----------
Financial Services                                   2.42%
 A.G. Edwards & Sons, Inc.................................    38,600   1,018,075
 Allstate Corp............................................    72,700   1,812,956
 Bear Stearns & Co., Inc..................................    58,716   2,256,896
 Countrywide Credit Industries, Inc.......................    75,000   2,418,750
 Knight/Trimark Group, Inc................................    30,000     888,750
 Loews Corp...............................................    38,500   2,702,218
 Morgan Stanley, Dean Witter, Discover & Co...............    28,500   2,541,844
 PaineWebber Group Inc....................................    60,100   2,178,625
 Sovereign Bancorp., Inc. ................................   150,000   1,364,070
                                                                      ----------
                                                                      17,182,184
                                                                      ----------
Food & Beverage                                      0.53%
 Adolph Coors Co., Class B................................    31,400   1,699,525
 PepsiCo, Inc.............................................    67,500   2,041,875
                                                                      ----------
                                                                       3,741,400
                                                                      ----------
Home Builders & Materials                            0.34%
 D.R. Horton, Inc.........................................    89,900   1,163,081
 Kaufman & Broad Home Corp................................    60,900   1,256,062
                                                                      ----------
                                                                       2,419,143
                                                                      ----------

                                                           Number of
                                                            Shares       Value
                                                           ---------   ----------
Investment Companies                                0.77%
 Central European Equity Fund, Inc.......................   29,100     $  358,294
 Emerging Markets Infrastructure Fund, Inc...............   67,284        580,325
 Emerging Markets Telecommunications Fund, Inc...........   28,600        294,937
 France Growth Fund, Inc.................................   24,200        341,825
 Gabelli Global Multimedia Trust Fund, Inc...............   45,700        662,650
 Invesco Global Health & Science Fund, Inc...............   60,100        942,818
 Mexico Fund, Inc........................................   68,900        955,987
 Morgan Stanley Emerging Markets Fund, Inc...............   50,400        554,400
 Royce Value Trust, Inc..................................   64,160        793,980
                                                                       ----------
                                                                        5,485,216
                                                                       ----------
Leisure                                             0.22%
 Brunswick Corp..........................................   63,700      1,584,538
                                                                       ----------
Manufacturing                                       2.22%
 Borg-Warner Automotive, Inc.............................   40,600      1,745,800
 Delphi Automotive Systems...............................   90,000      1,445,625
 General Electric Co. ...................................   22,500      2,667,656
 Ingersoll-Rand Co.......................................   30,000      1,648,125
 Johnson Controls Inc. ..................................   38,800      2,572,925
 PACCAR, Inc.............................................   53,500      2,721,812
 Tyco International Ltd..................................   28,600      2,952,950
                                                                       ----------
                                                                       15,754,893
                                                                       ----------
Medical Supplies                                    0.26%
 Mallinckrodt, Inc.......................................   60,000      1,811,250
                                                                       ----------
Metals & Mining                                     0.21%
 Placer Dome Inc.........................................   90,000      1,338,750
 Worthington Industries, Inc.............................    7,500        127,500
                                                                       ----------
                                                                        1,466,250
                                                                       ----------
Oil & Oil Services                                  1.25%
 Amerada Hess Corp.......................................   45,000      2,756,250
 Kerr-Mcgee Corp. .......................................   45,200      2,488,825
 McDermott International, Inc............................   90,000      1,822,500
 Royal Dutch Petroleum Co., ADR..........................   30,000      1,771,875
                                                                       ----------
                                                                        8,839,450
                                                                       ----------
Paper & Forest Products                             0.80%
 Boise Cascade Corp. ....................................   28,600      1,042,112
 Georgia-Pacific Corp. ..................................   67,500      2,733,750
 International Paper Co. ................................   39,000      1,874,438
                                                                       ----------
                                                                        5,650,300
                                                                       ----------
Pharmaceuticals                                     0.37%
 Warner-Lambert Co. .....................................   39,200      2,601,900
                                                                       ----------
Printing & Publishing                               0.91%
 Knight-Ridder, Inc......................................   57,200      3,138,850
 Tribune Co. ............................................   66,000      3,283,500
                                                                       ----------
                                                                        6,422,350
                                                                       ----------
Retail Trade & Services                             1.31%
 Best Buy, Inc. .........................................   28,300(a)   1,756,369
 Home Depot, Inc. .......................................   38,700      2,655,788
 Supervalu, Inc. ........................................   93,600      2,041,650
 Wal-Mart Stores, Inc. ..................................   59,500      2,829,969
                                                                       ----------
                                                                        9,283,776
                                                                       ----------
Technology                                          2.70%
 America Online, Inc. ...................................   21,000(a)   2,184,000
 Applied Materials, Inc. ................................   28,900(a)   2,250,588
 Cisco Systems, Inc. ....................................   46,300(a)   3,174,444
 Dell Computer Corp......................................   67,900(a)   2,839,069
 EMC Corp. ..............................................   43,400(a)   3,100,388
 Intel Corp. ............................................   38,100      2,831,306
 Microsoft Corp. ........................................   30,500(a)   2,762,156
                                                                       ----------
                                                                       19,141,951
                                                                       ----------

                                                      Number of
                                                       Shares          Value
                                                     -----------    ------------
Telecommunications                            2.56%
 AT&T Corp. .......................................                 $  2,283,750
 Lucent Technologies Co. ..........................       52,500       2,886,938
 MCI Worldcom, Inc.                                       44,500(a)    1,990,938
 Nokia Corp. ......................................       27,700(a)    2,200,406
 Tele Norte Leste Participacoes S.A., ADR..........       24,500       2,013,450
 Telefones de Mexico S.A., ADR.....................      129,900       2,123,250
 Telephone & Data Systems, Inc. ...................       29,800       3,330,469
 Telesp Participacoes S.A., ADR....................       37,500       1,352,925
                                                                    ------------
                                                          85,900(a)   18,182,126
                                                                    ------------
Textiles                                      0.42%
 Armstrong World Industries, Inc. .................       28,900       1,298,694
 Shaw Industries, Inc. ............................      105,000       1,666,875
                                                                    ------------
                                                                       2,965,569
                                                                    ------------
Transportation                                0.80%
 CNF Transportation, Inc. .........................       83,800       3,121,550
 USFreightways Corp. ..............................       53,800       2,548,775
                                                                    ------------
                                                                       5,670,325
                                                                    ------------
Utilities-Electrical & Natural Gas            0.81%
 Energy East Corp..................................      112,600       2,674,250
 UniCom Corp. .....................................       82,200       3,036,262
                                                                    ------------
                                                                       5,710,512
                                                                    ------------
    Total Common Stocks........................................      166,585,652
                                                                    ------------
                                                      Principal
                                                       Amount
                                                     -----------
United States Government & Agency Obligations23.53%
 Federal Home Loan Mortgage Corp., 5.125%,
  10/15/2008.......................................  $38,100,000      34,279,827
 United States Treasury Bonds, 8.75%, 8/15/2020....   50,000,000      62,984,400
 United States Treasury Notes, 6.25%, 8/31/2000....   13,500,000      13,605,476
 United States Treasury Notes, 10.75%, 5/15/2003...   15,000,000      17,339,070
 United States Treasury Notes, 7.50%, 2/15/2005....   16,300,000      17,425,727
 United States Treasury Notes, 6.50%, 5/15/2005....    7,600,000       7,785,250
 United States Treasury Notes, 6.125%, 8/15/2007...   13,400,000      13,420,944
                                                     -----------    ------------
    Total United States Government & Agency Obligations........      166,840,694
                                                                    ------------
Short-Term Investments                       52.70%
 Ameritech Corp., 5.32%, 10/1/99...................   30,000,000      30,000,000
 AT&T Capital Corp., 5.35%, 10/8/99................   25,000,000      24,973,985
 Ford Motor Credit Corp., 5.39%, 10/4/99...........   20,000,000      19,991,014
 GTE Funding Corp., 5.28%, 10/5/99.................   25,000,000      24,985,310
 Gannett Co., Inc., 5.28%, 10/6/99.................   30,000,000      29,977,968
 General Dynamics Corp., 5.34%, 10/4/99............   25,000,000      24,988,857
 General Electric Capital Corp., 5.34%, 10/7/99....   20,000,000      19,982,192
 Hewlett-Packard Co., 5.30%, 10/6/99...............   25,000,000      24,981,578
 Merrill Lynch & Co., Inc., 5.30%, 10/8/99.........   30,000,000      29,969,051
 Met Life Funding., 5.29%, 10/7/99.................   30,000,000      29,973,495
 Pharmacia & Upjohn Inc., 5.30%, 10/1/99...........   20,000,000      20,000,000
 Sara Lee Corp., 5.33%, 10/7/99....................   25,000,000      24,977,785
 Sony Capital Corp., 5.31%, 10/5/99................   20,000,000      19,988,183
 UBS Finance Inc., 5.60%, 10/1/99..................   29,000,000      29,000,000
 UST Inc., 5.35%, 10/4/99..........................   20,000,000      19,991,078
                                                                    ------------
   Total Short-Term Investments................................      373,780,496
                                                                    ------------
   Total Investments...............................        99.72%    707,206,842
   Cash and Other Assets Less Liabilities..........         0.28%      1,967,421
                                                     -----------    ------------
   Net Assets (Equivalent to $7.79 per share based
    on 91,060,166 shares of capital stock
    outstanding)...................................       100.00%   $709,174,263
                                                     ===========    ============

--------
(a) Non-income producing security.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS
                              September 30, 1999
                                  (Unaudited)

                                                               Net Asset Value
                                       Total Net Assets           Per Share
                                   --------------------------  ----------------
Beginning of period: December 31,
 1998............................                $757,212,047           $  8.43
 Net investment income...........  $ 18,742,318                $  0.21
 Net realized and unrealized
  losses on investments..........   (20,400,033)                 (0.22)
 Dividends from net investment
  income and distributions from
  net long-term and short-term
  capital gains..................   (56,914,694)                 (0.63)
 Net asset value of shares issued
  to shareholders for
  reinvestment of dividends and
  distributions..................    10,534,625                  --
                                   ------------                -------
 Net decrease in net assets/net
  asset value....................                 (48,037,784)            (0.64)
                                                 ------------           -------
End of period: September 30,
 1999............................                $709,174,263           $  7.79
                                                 ============           =======

-------------------------------------------------------------------------------

                                KEY INFORMATION

1-800-272-2700  Zweig Shareholder Relations:        REINVESTMENT PLAN

                For general information and literature
                                              Many of you have questions
                                            about our reinvestment plan. We
                                            urger shareholders who want to
                                            take advantage of this plan and
                                            whose shares are held in "Street
                                            Name," to consult your broker as
                                            soon as possible to determine if
                                            you must change registration
                                            into your own name to
                                            participate.

(212) 486-3122  The Zweig Total Return Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information


                                                    ----------------

                                            Notice is hereby given in
                                          accordance with Section 23(c) of the
                                          Investment Company Act of 1940 that
                                          the Fund may from time to time
                                          purchase its shares of common stock
                                          in the open market when Fund shares
                                          are trading at a discount from their
                                          net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President
Jeffrey Lazar
Executive Vice President and Treasurer
Christopher M. Capano
Vice President
Charles H. Brunie
Director
Elliot S. Jaffe
Director
Alden C. Olson, Ph.D.
Director
James B. Rogers, Jr.
Director
Anthony M. Santomero, Ph.D.
Director
Investment Adviser
Zweig Total Return Advisors, Inc.
900 Third Avenue
New York, New York 10022
Fund Administrator
Zweig/Glaser Advisers LLC
900 Third Avenue
New York, New York 10022
Custodian
The Bank of New York
One Wall Street
New York, New York 10286
Transfer Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110
Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022

--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Total Return
Fund, Inc. for their information. This is not a prospectus, circular or repre-sentation intended for use in the purchase of shares of the Fund or any securi-ties mentioned in this report.

                                                                    3206-3Q-(99)




[LOGO] THE ZWEIG TOTAL RETURN FUND, INC.




     QUARTERLY REPORT
    ------------------
    September 30, 1999